GRAFTECH INTERNATIONAL LTD. SHORT-TERM INCENTIVE PLAN (Amended and Restated Effective November 6, 2023) Effective January 1, 2022 (the “Effective Date”), the GrafTech International Ltd. Incentive Compensation Plan was revised and renamed the GrafTech International Ltd. Short-Term Incentive Plan, which was amended and restated effective January 1, 2023 and is hereby amended and restated again effective November 6, 2023. The GrafTech International Ltd. Short-Term Incentive Plan (as amended or amended and restated from time to time (the “Plan”)) shall remain in effect until terminated by the Compensation Committee. ARTICLE I PURPOSE OF PLAN The purpose of the Plan is to: (i) provide incentives and rewards to all Participants by having a portion of their compensation dependent upon the financial success of GrafTech International Ltd. (“GrafTech”) and its Subsidiaries (collectively, the “Company”); (ii) assist the Company in attracting, retaining, and motivating employees of high ability and experience; and (iii) make the Company’s compensation program competitive with those of other major employers. ARTICLE II DEFINITIONS 2.1 “Award” shall mean the amount of the annual payment under the Plan payable to a Participant for a Plan Year. 2.2 “Base Pay” shall mean (i) for a salaried exempt employee who is an LTIP Participant, the annual salary rate of such employee for the applicable Plan Year adjusted for any change of position or change in installment cash compensation during the Plan Year pursuant to Section 5.3, (ii) for a salaried exempt employee who is not an LTIP Participant, the annual salary rate of such employee as of the last day of the applicable Plan Year, (iii) for a salaried non-exempt or hourly employee, their annual eligible pensionable earnings (including shift premium and overtime earnings) earned for the applicable Plan Year, excluding any payment made during the applicable Plan Year pursuant to this Plan for an award earned for the Plan Year immediately prior to the applicable Plan Year, or (iv) compensation reasonably equivalent thereto as determined by the Department in its sole judgment. 2.3 “Beneficiary” shall mean a Participant’s deemed beneficiary pursuant to Article IX. 2.4 “Board” shall mean the Board of Directors of GrafTech. 2.5 “CEO” and “CFO” shall mean the Chief Executive Officer and the Chief Financial Officer, respectively, of GrafTech. Exhibit 10.43

2 2.6 “Change in Control” will be deemed to have occurred with respect to an Award upon the occurrence (during the Plan Year for such Award or otherwise prior to the payment of such Award) of any of the following events: (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (such individual, entity or group, a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of voting securities of GrafTech where such acquisition causes such Person to own 35% or more of the combined voting power of the then outstanding voting securities of GrafTech entitled to vote generally in the election of members of the Board of Directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not be deemed to result in a Change in Control: (a) any acquisition directly from GrafTech that is approved by the Incumbent Board (as defined in subsection (ii) below); (b) any acquisition by GrafTech; (c) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by GrafTech or any corporation controlled by GrafTech; or (d) any acquisition by any corporation pursuant to a transaction that complies with clauses (a), (b) and (c) of subsection (iii) below; provided, further, that if any Person’s beneficial ownership of the Outstanding Company Voting Securities reaches or exceeds 35% as a result of a transaction described in clause (a) or (b) above, and such Person subsequently acquires beneficial ownership of additional voting securities of GrafTech, such subsequent acquisition shall be treated as an acquisition that causes such Person to own 35% or more of the Outstanding Company Voting Securities; and provided, further, that if at least a majority of the members of the Incumbent Board determines in good faith that a Person has acquired beneficial ownership of 35% or more of the Outstanding Company Voting Securities inadvertently, and such Person divests as promptly as practicable a sufficient number of shares so that such Person beneficially owns less than 35% of the Outstanding Company Voting Securities, then no Change in Control shall have occurred as a result of such Person’s acquisition; (ii) individuals who, as of January 1, 2023, constitute the Board (as modified by the remainder of this subsection (ii), the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a member of the Board subsequent to January 1, 2023 whose election, or nomination for election by GrafTech’s stockholders, was approved by a vote of at least a majority of the members of the Board then comprising the Incumbent Board (either by specific vote or by approval of the proxy statement of GrafTech in which such person is named as a nominee as a member of the Board, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of members of the Board or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; (iii) the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of GrafTech or the acquisition of assets of another corporation or other transaction (“Business Combination”) excluding, however, such a Business Combination pursuant to which (a) the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then

3 outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that as a result of such transaction owns GrafTech or all or substantially all of GrafTech’s assets either directly or through one or more subsidiaries), (b) no Person (excluding any employee benefit plan (or related trust) of GrafTech, GrafTech or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 35% or more of the combined voting power of the then outstanding securities entitled to vote generally in the election of members of the board of directors of the entity resulting from such Business Combination and (c) at least a majority of the members of the board of directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Combination; or (iv) approval by GrafTech’s stockholders of a complete liquidation or dissolution of GrafTech except pursuant to a Business Combination that complies with clauses (a), (b) and (c) of subsection (iii) above. 2.7 “Compensation Committee” shall mean the Human Resources and Compensation Committee of the Board or any other committee appointed by the Board to administer the Plan and Awards to Participants hereunder. Any action that may be taken by the Human Resources and Compensation Committee may be taken by the Board. 2.8 “Department” shall mean GrafTech’s Corporate Human Resources Department. 2.9 “Detrimental Conduct” shall mean activities which have been, are or would reasonably be expected to be detrimental to interests of the Company, as determined in the sole and good faith judgment of the Compensation Committee. Such activities include, but are not limited to, gross neglect or willful and continuing refusal by the Participant to substantially perform his or her duties or responsibilities for or owed to the Company, unlawful conduct under securities, antitrust, tax or other laws, improper disclosure or use of Company confidential or proprietary information or trade secrets, competition with or improper taking of a corporate opportunity of any business of the Company, failure to cooperate in any investigation or legal proceeding regarding the Company, or misappropriation of Company property. 2.10 “Disability” shall mean circumstances under which (i) the Participant is unable to engage in any substantial gainful activity due to medically determinable physical or mental impairment expected to result in death or to last for a continuous period of not less than 12 months, or (ii) due to any medically determinable physical or mental impairment expected to result in death or last for a continuous period not less than 12 months, the Participant has received income replacement benefits for a period of not less than three months under an accident and health plan sponsored by the Company. 2.11 “Eligible Employees” shall mean all regular, full-time salaried or hourly employees (who actually worked during the Plan Year) of the Company, excluding: (i) those union- represented employees in the United States where no agreement has been reached with their bargaining representative for their participation in the Plan; and (ii) those employees of any Subsidiary formed or incorporated outside the United States covered by contractual and regulatory

4 obligations where no agreement has been reached or required approval obtained for their participation in the Plan. 2.12 “Executive Officers” shall mean any Eligible Employee who, at the relevant time, is required to file beneficial ownership reports pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. 2.13 “LTIP Participant” shall mean a Participant who is also a participant in the Omnibus Equity Incentive Plan or will be a participant in such plan due to any change in position during the Plan Year. 2.14 “Participant” shall mean an Eligible Employee who has satisfied the requirements for participation in the Plan as set forth in Article IV. 2.15 “Performance Measures” shall mean such measures of performance of the Company or individual Participants as shall be determined for a Plan Year pursuant to Section 3.3. 2.16 “Plan Year” shall mean the calendar year. 2.17 “Retirement” shall mean a Participant’s voluntary termination of employment or service to the Company and its Subsidiaries (i) upon or after attaining age 62, and (ii) only if the Compensation Committee in its sole and exclusive discretion (and first considering the recommendation of the Company’s Chief Executive Officer) consents to such voluntary termination of employment constituting a “Retirement” for purposes of prorated Award treatment under this Plan; provided, however, that any prorated Award received by a Participant under the Plan due to Retirement will be subject to recoupment by the Company in its discretion if the Participant obtains reasonably material subsequent employment with any other for-profit company or similar entity. 2.18 “Subsidiary” shall mean a corporation, partnership, joint venture, or other entity in which the Company has an ownership interest of at least fifty percent (50%). ARTICLE III ADMINISTRATION 3.1 Administration. Except as otherwise provided herein, the Plan shall be administered by the Compensation Committee. The Compensation Committee shall have full power and discretionary authority to construe and interpret the Plan, establish and amend regulations to further the purposes of the Plan, and take any other action necessary to administer and implement the Plan. 3.2 Human Resources Department. The Department shall: (i) in consultation with the CEO, formulate, review and make recommendations to the Compensation Committee regarding such changes in the Plan as it deems appropriate or the Compensation Committee may request; (ii) maintain records regarding Awards; (iii) prepare reports and provide data as required by the Compensation Committee and government agencies; (iv) obtain consents and approvals relating to the Plan as required by government agencies; and (v) take such other actions as may be

5 necessary or appropriate or as may be requested by the Compensation Committee for the effective implementation and administration of the Plan. 3.3 Performance Measures. The general parameters (such as milestones and related awards) of the Performance Measures shall be determined by the Compensation Committee in consultation with the CEO. The specific Performance Measures and the related target Awards for the CEO and other Executive Officers shall be determined by the Compensation Committee. The specific Performance Measures and the related target Awards for other Participants shall be determined by the CEO, in consultation with the Department and management, consistent with the general parameters approved by the Compensation Committee. 3.4 Binding Effect. Decisions, actions and interpretations by the Compensation Committee, the Department or management of the Company, regarding the Plan, pursuant to this Article III or as otherwise provided for herein, shall be final and binding upon all Participants and Beneficiaries. ARTICLE IV PARTICIPATION All Eligible Employees who have completed a minimum of three months of service during a Plan Year shall be eligible for an Award for that Plan Year. Except as otherwise provided in Article VII, Awards to Participants who have completed more than three months but less than 12 months of service during a Plan Year (including due to Retirement) will be prorated based upon the Participant’s length of service during the Plan Year. ARTICLE V AWARDS 5.1 Individual Targets. For any Plan Year, the target Award for each Participant shall be a specified percentage of the Participant’s Base Pay as determined pursuant to Section 3.3. 5.2 Determination of Awards. For each Plan Year, the Department, in consultation with the CEO and CFO, shall report to the Compensation Committee its evaluation as to whether and to the extent to which Performance Measures have been met. The general determination as to whether and the extent to which Performance Measures have been met shall be made by the Compensation Committee in consultation with the CEO. The specific determination as to whether and the extent to which Performance Measures applicable to the CEO and the other Executive Officers have been met shall be made by the Compensation Committee. The specific determination as to whether and the extent to which Performance Measures applicable to other Participants have been met shall be made by the CEO, in consultation with the Department and management, consistent with the general determination made by the Compensation Committee. The Compensation Committee, in its sole discretion, may increase or decrease the aggregate amount awarded to any Participant for any Plan Year irrespective of whether the relevant Performance Measures have been met.

6 5.3 Change of Position During a Plan Year. If a Participant who is also an LTIP Participant is reassigned to a different position or has a change in installment cash compensation during a Plan Year, the total Award will be determined proportionally based on the relative performance and time in each position and/or based on the relative time of change in installment cash compensation, as the case may be. For the avoidance of doubt, if a Participant is not an LTIP Participant, this Section 5.3 shall not be applicable. ARTICLE VI PAYMENT OF AWARD 6.1 Payment. The Awards for any Plan Year shall normally be authorized during the first quarter in the year immediately following the end of such Plan Year or as soon thereafter as is practicable under the circumstances. The Awards will be paid to the qualified Participants promptly after authorization (and in any event, during the calendar year immediately following the Plan Year with respect to which such Awards are earned) in cash. 6.2 Deferral of Payment. The Compensation Committee reserves the right to defer and to allow Participants to defer payment of some or all Awards, in whole or in part, upon such terms and conditions as the Compensation Committee in its sole discretion may determine. The Compensation Committee’s decision regarding the deferral of Awards shall be final and binding on all Participants and Beneficiaries. Notwithstanding the foregoing, any terms and conditions of any deferral of payment of an Award shall be in writing and comply with Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (“Section 409A”). 6.3 Subsidiaries’ Liability for Awards. Each Subsidiary shall be liable for paying Awards with respect to Participants who are employed by such Subsidiary. 6.4 Detrimental Conduct; Clawback. Notwithstanding anything contained herein to the contrary, if a Participant has engaged or engages in Detrimental Conduct, then the Compensation Committee or the Board shall have the right, in its sole and good faith judgment, to suspend (temporarily or permanently) the payment of an Award to such Participant, increase the Performance Measures applicable to an Award to such Participant, cancel an Award to such Participant, require the forfeiture of an Award to such Participant, or take any other actions in respect of an Award to such Participant. For purposes of clarification, all Awards shall be subject to any clawback or recoupment policy or policies of the Company (the “Compensation Clawback Policy”), upon such terms and conditions thereof as may be determined by the Board or the Compensation Committee from time to time, including as required by applicable law or any applicable rules or regulations promulgated by the Securities and Exchange Commission or any national securities exchange or national securities association on which the shares of GrafTech stock may be traded. Further, by accepting any Award under the Plan, each Participant agrees to fully cooperate with and assist the Company in connection with any of such Participant’s obligations to the Company pursuant to the Compensation Clawback Policy, and agrees that the Company may enforce its rights under the Compensation Clawback Policy through any and all reasonable means permitted under applicable law as it deems necessary or desirable under the Compensation Clawback Policy, in each case from and after the effective dates thereof. Such

7 cooperation and assistance shall include, but is not limited to, executing, completing and submitting any documentation necessary to facilitate the recovery or recoupment by the Company from such Participant of any such amounts, including from such Participants’ accounts or from any other compensation, to the extent permissible under Section 409A. 6.5 Withholding or Offset. The Company retains the right to deduct and withhold from any payments due hereunder all sums that it may be required or permitted to deduct or withhold pursuant to any applicable contract or benefit plan, statute, law, regulation, order or otherwise. Except for the Company’s right to withhold taxes, the Company will have no obligation relating to any tax or penalty applicable to any Participant as a result of participation in the Plan. The Company may also offset the payment of an Award based on payments under a local country contract or benefit plan as determined by the Compensation Committee or the Department in its sole discretion; however, no such offset will occur unless such local payments are paid at a time consistent with the payment timing described in Section 6.1 of the Plan. ARTICLE VII TERMINATION OF EMPLOYMENT Notwithstanding any other provision of the Plan to the contrary (but specifically subject to Section 8.3 of the Plan), if, prior to the date the Award is payable, a Participant’s employment with the Company is terminated voluntarily (other than due to Retirement) or is terminated involuntarily due to Detrimental Conduct, then such Participant shall not be entitled to any Award for the applicable Plan Year. In the event of death or Disability, whether long-term or short-term, or involuntary termination by the Company not as a result of Detrimental Conduct, a Participant who is on the payroll as an active employee as of the last day of a Plan Year shall be eligible to receive an Award for such Plan Year. A Participant who experiences a Retirement during the Plan Year (or after but before the date the Award is payable) shall continue to be eligible to receive an Award for such Plan Year. ARTICLE VIII CHANGE IN CONTROL 8.1 General Provisions. Except to the extent that a Replacement Award is provided to the Participant in accordance with this Article VIII to continue, replace or assume the Award (the “Replaced Award”), (i) in the event of a Change in Control during the Plan Year, then, immediately prior to the Change in Control, the Participants’ Awards shall be deemed to have been earned and shall be authorized at the target Award level for the Plan Year (notwithstanding actual performance for the Plan Year with respect to the Performance Measures) and will be payable to the Participants in accordance with Article VI hereof, or (ii) in the event of a Change in Control after the Plan Year but before payment of the Award, then, immediately prior to the Change in Control, the Participants’ Awards shall be deemed to have been earned and shall be authorized at the greater of (a) the target Award level for the Plan Year (notwithstanding actual performance for the Plan Year with respect to the Performance Measures) or (b) the level determined in accordance with Section 5.2 of the Plan, and in each case will be payable to the Participants in accordance with Article VI hereof.

8 8.2 Definition of “Replacement Award”. A “Replacement Award” means an award (i) of the same type as the Replaced Award (e.g., annual cash-based performance award), (ii) that has a value at least equal to the value of the Replaced Award, (iii) if the Participant holding the Replaced Award is subject to U.S. federal income tax under the Internal Revenue Code of 1986, as amended, the tax consequences of which to such Participant under such code are not less favorable to such Participant than the tax consequences of the Replaced Award, and (iv) the other terms and conditions of which are not less favorable to the Participant holding the Replaced Award than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control). A Replacement Award may be granted or considered to exist only to the extent it does not result in the Replaced Award or Replacement Award failing to comply with or be exempt from Section 409A. Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the two preceding sentences are satisfied. The determination of whether the conditions of this Section 8.2 are satisfied will be made by the Compensation Committee, as constituted immediately before the Change in Control, in its sole discretion. 8.3 Replacement Award Treatment. If, after receiving a Replacement Award, a Participant experiences a termination of employment with the Company (or any of its successors) (as applicable, the “Successor”) by reason of a termination by the Successor without Cause or by the Participant for Good Reason, in each case prior to the payment of the Replacement Award, the Replacement Award shall be deemed to have been earned and shall be authorized at the greater of (i) the target Award level for the Plan Year (notwithstanding actual performance for the Plan Year with respect to the Performance Measures) or (ii) the level determined in accordance with Section 5.2 of the Plan. 8.4 Definition of “Cause”. “Cause” means (i) gross negligence or willful failure by the Participant to perform the Participant’s duties and responsibilities to the Successor after written notice thereof and a failure to remedy such failure within twenty (20) days of such notice; (ii) commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct by the Participant, at the Participant’s direction, or with the Participant’s prior personal knowledge that has caused or is reasonably expected to cause injury to the Successor; (iii) the Participant’s conviction of, or pleading guilty or nolo contendere to, (a) a felony or (b) a crime that has, or could reasonably be expected to result in, an adverse impact on the performance of the Participant’s duties and responsibilities to the Successor, or otherwise has, or could reasonably be expected to result in, an adverse impact on the business, business reputation or business relationships of the Successor; (iv) material unauthorized use or disclosure by the Participant of any confidential information of the Successor or any other party to whom the Participant owes an obligation of nonuse and nondisclosure as a result of the Participant’s relationship with the Successor unless otherwise permitted; (v) breach by the Participant of any of the Participant’s material obligations under any written agreement with the Successor or of the Successor’s code of conduct, code of ethics or any other material written policy or of a fiduciary duty or responsibility to the Successor after written notice thereof and a failure to remedy such breach within twenty (20) days of such notice; or (vi) the Participant’s misappropriation of the assets or business opportunities of the Successor. 8.5 Definition of “Good Reason”. “Good Reason” means any of the following events has occurred without the Participant’s express prior written consent (provided that (x) within

9 ninety (90) days after the Participant learns of the occurrence of such event, the Participant gives written notice to the Successor describing such event and demanding cure, (y) such event is not fully cured within thirty (30) days after such notice is given, and (z) the Participant terminates the Participant’s employment with the Successor within thirty (30) days thereafter): (i) the Successor materially breaches any of its obligations to the Successor; (ii) the Successor materially diminishes the Participant’s base salary (provided, however, that any across-the-board reduction in base salaries of 30% or less that is part of a reduction applicable to all similarly situated employees of the Successor will not (by itself) be deemed to constitute a “Good Reason” event hereunder); (iii) the Successor materially diminishes the Participant’s job title and/or the nature and/or scope of the Participant’s job responsibilities and duties; or (iv) the Successor relocates the facility that is the Participant’s principal place of business with the Successor to a location more than fifty (50) miles from the immediately preceding location (excluding travel in the ordinary course of business), unless the Successor maintains or provides an alternate business location within fifty (50) miles of the immediately preceding location that includes a reasonably suitable office for the Participant to continue to perform the Participant’s duties, or permits the Participant to perform the Participant’s duties from a home office. The Participant may not invoke termination for Good Reason if Cause exists at the time of such termination. ARTICLE IX BENEFICIARY DESIGNATION For Eligible Employees who participate in the GrafTech Savings Plan (the “Savings Plan”), the beneficiary or beneficiaries designated by a Participant or deemed to have been designated by a Participant under the Savings Plan shall be deemed to be a Participant’s Beneficiary. For Eligible Employees who do not participate in the Savings Plan, the beneficiary or beneficiaries designated by a Participant or deemed to have been designated by a Participant under a Company sponsored life insurance program shall be deemed to be a Participant’s Beneficiary. A deceased Participant’s unpaid Award shall be paid to his or her Beneficiary at the same time the Award would otherwise be paid to the Participant. If a Participant does not participate in the Savings Plan or such life insurance program, or if a Participant participates in the Savings Plan or such life insurance program and has not designated or been deemed to have designated a beneficiary thereunder, then a deceased Participant’s unpaid Award shall be paid to the Participant’s estate. If a Beneficiary does not survive a Participant, then the deceased Participant’s unpaid Award shall be paid to the Participant’s estate. If the Beneficiary of a deceased Participant survives a Participant and dies before such Participant’s Award is paid, then such unpaid Award shall be paid to the Beneficiary’s estate. ARTICLE X GENERAL PROVISIONS 10.1 Awards Not Assignable. Nothing in this Plan shall be construed to give a Participant, Beneficiary, Participant’s estate or Beneficiary’s estate any right, title or interest in any specific asset, fund or property of any kind whatsoever owned by the Company or in which it may have any interest now or in the future, but each Participant, Beneficiary, Participant’s estate and Beneficiary’s estate shall have the right to enforce his, her or its claims against the relevant

10 Subsidiary in the same manner as any unsecured creditor of the relevant Subsidiary. No Participant, Beneficiary, Participant’s estate or Beneficiary’s estate shall have the power to transfer, assign, anticipate, mortgage or otherwise encumber any right to receive a payment in advance of any such payment and any attempted transfer, assignment, anticipation, mortgage or encumbrance shall be void. 10.2 Unfunded Compensation. The Plan is intended to constitute an unfunded incentive compensation arrangement. Nothing contained in the Plan, and no action taken pursuant to the Plan, shall create or be construed to create a trust of any kind. A Participant’s right to receive an Award shall be no greater than the right of an unsecured general creditor of the relevant Subsidiary. Pursuant to Section 6.3, all Awards shall be paid from the general funds of the respective employer, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such Awards. 10.3 No Right to Employment. Nothing contained in the Plan shall give any Participant the right to continue in the employment of the Company or affect the right of the Company to discharge a Participant. 10.4 Adjustment of Awards. In the event of any significant, material, unusual, extraordinary, unforeseen or unusual event, or a change in applicable law, regulation or accounting principle or other circumstance, affecting the Company, the Compensation Committee, in consultation with the CEO, may make equitable adjustments in the amount of the Awards, in the time of payment of the Awards or in the criteria for calculating the Awards. 10.5 Non-Exclusivity of Plan. Nothing in the Plan shall limit or be deemed to limit the authority of the Board or the Compensation Committee to grant awards or authorize any other compensation under any other plan or authority. 10.6 Severability. If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included. 10.7 Interpretation Regarding Providing Information. Nothing in this Plan or any ancillary document shall prohibit a Participant from reporting possible violations of law or regulation to any governmental agency or entity, otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding possible legal violations, or making other disclosures that are protected under the whistleblower provisions of federal law or regulation, and, for the avoidance of doubt, a Participant is not prohibited from providing information voluntarily to the Securities and Exchange Commission pursuant to Section 21F of the Securities Exchange Act of 1934, as amended. 10.8 Applicable Law. The Plan shall be construed and governed in accordance with the laws of the State of Delaware. The Plan shall be administered and interpreted so that it shall comply with the laws of any country in which Eligible Employees are located. The Plan is intended to comply with Section 409A and any ambiguities should be interpreted in such a way as to comply with Section 409A.

11 ARTICLE XI AMENDMENT, SUSPENSION OR TERMINATION The Compensation Committee shall have the right to amend, suspend or terminate the Plan at any time.